Execution Version

                          Registration Rights Agreement
                          -----------------------------

                                February 5, 2008

          This Registration Rights Agreement (the "Agreement") is made and entered into as of February 5, 2008, by and among TerreStar Corporation, a Delaware corporation (the "Company"), EchoStar Corporation, a Nevada corporation ("EchoStar"), Harbinger Capital Partners Master Fund I, Ltd., and Harbinger Capital Partners Special Situations Fund, L.P. (collectively, the "Harbinger Funds" and together with EchoStar and the other purchasers of the Notes who become a party to this Agreement by signing a counterpart signature page to this Agreement on or prior to February 8, 2008, the "Investors") pursuant to the Master Investment Agreement, dated of even date herewith, by and among the Company, TerreStar Networks Inc., a Delaware corporation ("TerreStar") and EchoStar (the "EchoStar Master Investment Agreement"), and the Master Investment Agreement, dated of even date herewith, by and among the Company, TerreStar and the Harbinger Funds (the "Harbinger Master Investment Agreement" and together with the EchoStar Master Investment Agreement, the "Master Investment Agreements"), the Spectrum Contribution Agreement, dated of even date herewith, by and among the Company, Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. (the "Harbinger Spectrum Contribution Agreement") and the Spectrum Agreement, dated of even date herewith, by and among the Company and EchoStar (the "EchoStar Spectrum Agreement").

          As an inducement to the Investors to enter into the Master Investment Agreements, the Harbinger Spectrum Contribution Agreement and the EchoStar Spectrum Agreement and in satisfaction of a condition to the obligations of the Investors thereunder, the Company agrees with the Investors, for the benefit of the holders from time to time (including the Investors) of the Notes, the Junior Preferred Shares and the Registrable Securities (as defined below) (collectively, the "Holders"), as follows:

     1.   Certain Definitions.

          For purposes of this Registration Rights Agreement, the following terms shall have the following meanings:

     (a)  "Additional Interest" has the meaning assigned thereto in Section
          2(e).

     (b)  "Additional Interest Payment Date" has the meaning assigned thereto in
          Section 2(e).

     (c)  "Additional Registrable Securities" means:

          (i) the Common Shares, if any, issued or issuable upon conversion of the Junior Preferred Shares issued to Harbinger pursuant to the Harbinger Spectrum Contribution Agreement, until the earliest of
               (i) their effective registration under the Securities Act and the resale of all such Common Shares in accordance with the Shelf Registration Statement, (ii) the date on which all such Common Shares are freely transferable by persons who are not Affiliates of the Company in a single transaction at one time without registration under the Securities Act, or (iii) the date on which all such Common Shares cease to be outstanding; and

          (ii) the Common Shares issued to EchoStar pursuant to the EchoStar Spectrum Agreement, if any, until the earliest of (i) their effective registration under the Securities Act and the resale of all such Common Shares in accordance with the Shelf Registration Statement, (ii) the date on which all such Common Shares are freely transferable by persons who are not Affiliates of the Company in a single transaction at one time without registration under the Securities Act, or (iii) the date on which all such Common Shares cease to be outstanding.

     (d) "Additional Registration Effective Period" has the meaning assigned thereto in Section 2(a).

     (e) "Additional Shelf Registration Statement" means the shelf registration statement referred to in Section 2(b), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Shelf Registration Statement.

     (f) "Agreement" means this Registration Rights Agreement, as the same may be amended from time to time pursuant to the terms hereof.

     (g)  "Closing Date" means:

          (i) with respect to the Initial Registrable Securities and the Initial Shelf Registration Statement, the Notes Closing Date; and

          (ii) with respect to the Additional Registrable Securities and the Additional Shelf Registration Statement, the Spectrum Closing Date.

     (h) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     (i) "Common Shares" means the shares of common stock of the Company, par value $0.01 per share, (i) for which the Notes (other than the Notes that are exchangeable for Junior Preferred Shares) are exchangeable or that have been issued upon any exchange of such Notes, (ii) into which the Junior Preferred Shares are convertible or that have been issued upon any conversion of any Junior Preferred Shares and (iii) to be issued to EchoStar pursuant to the EchoStar Spectrum Agreement.

     (j)  "Company" has the meaning specified in the preamble to this Agreement.

     (k)  "Deferral Notice" has the meaning assigned thereto in Section 3(b).

     (l)  "Deferral Period" has the meaning assigned thereto in Section 3(b).

     (m) "EchoStar" has the meaning specified in the preamble to this Agreement.

     (n) "EchoStar Master Investment Agreement" has the meaning specified in the preamble to this Agreement.

     (o) "EchoStar Spectrum Agreement" has the meaning assigned thereto in the preamble to this Agreement.

     (p)  "Effective Period" means:

          (i) with respect to the Initial Shelf Registration Statement, the Initial Registration Effective Period; and

          (ii) with respect to the Additional Shelf Registration Statement, the Additional Registration Effective Period.

     (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     (r)  "Eligibility Date" shall have the meaning set forth in Section 2(e).

     (s)  "FINRA" means the Financial Industry Regulatory Authority.

     (t)  "Harbinger" means the Harbinger Funds, collectively.

     (u) "Harbinger Spectrum Contribution Agreement" has the meaning assigned thereto in the preamble to this Agreement.

     (v) "Harbinger Master Investment Agreement" has the meaning specified in the preamble to this Agreement.

     (w) "Harbinger Funds" has the meaning assigned thereto in the preamble to this Agreement.

     (x)  "Holders" has the meaning specified in the preamble to this Agreement.

     (y) "Indenture" means the Indenture dated as of the date hereof among the Company, TerreStar, the guarantors party thereto and U.S. Bank, National Association, as Trustee, pursuant to which the Notes are being issued.

     (z)  "Initial Registrable Securities" means:

          (i) the Common Shares, if any, issued upon exchange of the Notes or upon exchange of the Junior Preferred Stock, if any, issued upon exchange of the Notes, until the earliest of (i) their effective registration under the Securities Act and the resale of all such Common Shares in accordance with the Shelf Registration Statement, (ii) the date on which all such Common Shares are freely transferable by persons who are not Affiliates of the Company in a single transaction at one time without registration under the Securities Act, or (iii) the date on which all such Common Shares cease to be outstanding.

     (aa) "Initial Registration Effective Period" has the meaning assigned thereto in Section 2(a).

     (bb) "Initial Shelf Registration Statement" means the shelf registration statement referred to in Section 2(a), as amended or supplemented by any amendment or supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Shelf Registration Statement.

     (cc) "Investors" has the meaning specified in the preamble to this Agreement.

     (dd) "Junior Preferred Shares" means the shares of Series E Junior Participating Preferred Stock of the Company, par value $0.01 per share, (i) for which the Notes (other than the Notes that are exchangeable for Common Shares) are exchangeable or that have been issued upon any exchange of such Notes and (ii) to be issued to Harbinger pursuant to the terms of the Harbinger Spectrum Contribution Agreement.

     (ee) "Material Event" has the meaning assigned thereto in Section 3(a)(iv).

     (ff) "Majority Holders" shall mean, on any date, holders of the majority of the Registrable Securities; for the purposes of this definition, Holders of Underlying Securities shall be deemed to be the Holders of the number of Common Shares into which such Underlying Securities are or would be exchangeable or convertible as of such date.

     (gg) "Master Investment Agreements" has the meaning specified in the preamble to this Agreement.

     (hh) "Notes" shall mean the 6.5% Senior Exchangeable PIK Notes Due 2014, to be issued under the Indenture and sold by TerreStar to the Investors.

     (ii) "Note Stockholder Approval": the approval of the Stockholders of the Parent (i) to the issuance of Common Shares issuable (A) upon exchange of the Notes and (B) upon conversion of the Junior Preferred Stock issuable upon exchange of the Notes and (ii) to the extent required for such issuances, to increase the number of shares of capital stock authorized under the Company's Certificate of Incorporation.

     (jj) "Notes Closing Date" means the effective date of the Note Stockholder Approval.

     (kk) "Notice and Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached hereto as Annex A.

     (ll) "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

     (mm) "Penalty Principal Amount" means, at any given time:

          (i) For each Note issued and outstanding at such time, the principal amount of such Note; and

          (ii) For each Common Share or Junior Preferred Share issued and outstanding at such time, an amount equal to the Conversion Price, as such term is defined in the Indenture.

     (nn) "Person" means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

     (oo) "Prospectus" means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

     (pp) "Registrable Securities" means the Initial Registrable Securities and the Additional Registrable Securities.

     (qq) "Registration Default" has the meaning assigned thereto in Section
          2(e).

     (rr) "Registration Expenses" has the meaning assigned thereto in Section 6.

     (ss) "Rule 144," "Rule 405" and "Rule 415" mean, in each case, such rule as promulgated under the Securities Act.

     (tt) "Securities" means, collectively, the Notes, the Common Shares and the Junior Preferred Shares.

     (uu) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     (vv) "Shelf Registration Statements" means the Initial Shelf Registration Statement and the Additional Shelf Registration Statement.

     (ww) "Spectrum Closing Date" means the effective date of the Spectrum Stockholder Approval.

     (xx) "Special Counsel" has the meaning assigned thereto in Section 6.

     (yy) "Spectrum Contribution": the transactions contemplated by (i) the Spectrum Contribution Agreement dated as of February 5, 2008 among the Company, Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. and (ii) the Spectrum Agreement dated as of February 5, 2008 among Parent, the Company and EchoStar.

     (zz) "Spectrum Stockholder Approval": the approval of the stockholders of the Company (i) to the issuance of Common Shares and Junior Preferred Shares issuable in connection with the Spectrum Contribution, and (ii) to the extent required for such issuances, to increase the number of shares of capital stock authorized under the Company's Certificate of Incorporation.

     (aaa) "TerreStar" has the meaning assigned thereto in the preamble to this Agreement.

     (bbb) "Trustee" shall have the meaning assigned thereto in the Indenture.

     (ccc) "Underlying Securities" means, at any given time:

          (i) the Notes issued and outstanding at such time which have not been repurchased or exchanged pursuant to the terms of the Indenture; and

          (ii) the Junior Preferred Shares issued and outstanding at such time which have not been converted into Common Shares.

          Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     2.   Registration Under the Securities Act.

     (a) The Company agrees to file under the Securities Act as promptly as practicable but in any event no later than the 30th day after the Notes Closing Date with respect to the Initial Registrable Securities a shelf registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Initial Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company agrees to use its reasonable efforts to cause the Initial Shelf Registration Statement to become or be declared effective under the Securities Act as promptly as practicable but in no event later than 90 days after such Notes Closing Date and to keep such Initial Shelf Registration Statement continuously effective until each of the Initial Registrable Securities covered by the Initial Shelf Registration Statement ceases to be an Initial Registrable Security (the "Initial Registration Effective Period"). Reasonable efforts shall be deemed to have been used notwithstanding an inability to have the Initial Shelf Registration Statement declared or kept effective due to an inability to obtain the consent of the Company's accountants after the use of reasonable efforts to obtain such consent by the Company. Except pursuant to registration rights obligations of the Company in existence prior to such Notes Closing Date, the Company's securityholders (other than the Holders) shall not have the right to include any of the Company's securities in the Initial Shelf Registration Statement.

     (b) The Company agrees to file under the Securities Act as promptly as practicable but in any event no later than the 30th day after the Spectrum Closing Date with respect to the Additional Registrable Securities a shelf registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Additional Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission. The Company agrees to use its reasonable efforts to cause the Additional Shelf Registration Statement to become or be declared effective under the Securities Act as promptly as practicable but in no event later than 90 days after such Spectrum Closing Date and to keep such Additional Shelf Registration Statement continuously effective until each of the Additional Registrable Securities covered by the Additional Shelf Registration Statement ceases to be an Additional Registrable Security (the "Additional Registration Effective Period"). Reasonable efforts shall be deemed to have been used notwithstanding an inability to have the Additional Shelf Registration Statement declared or kept effective due to an inability to obtain the consent of the Company's accountants after the use of reasonable efforts to obtain such consent by the Company. Except pursuant to registration rights obligations of the Company in existence prior to such Spectrum Closing Date, the Company's securityholders (other than the Holders) shall not have the right to include any of the Company's securities in the Additional Shelf Registration Statement.

     (c) The Company further agrees that it shall cause each Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act; and
          (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company agrees to furnish to the Holders copies of any supplement or amendment upon the request of such Holder prior to its being used or promptly following its filing with the Commission; provided, however, that the Company shall have no obligation to deliver to the Holders copies of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company's website. If a Shelf Registration Statement, as amended or supplemented from time to time, ceases to be effective for any reason at any time during its respective Effective Period (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable efforts, subject to Section 3(b), to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

     (d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(b). From and after the date a Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered to itself and counsel to the Company, and in any event within fifteen
          (15) days after the date of receipt of such Notice and Questionnaire, or if the use of the Prospectus has been suspended by the Company under Section 3(b) hereof at the time of receipt of the Notice and Questionnaire, ten (10) days after the expiration of the period during which the use of the Prospectus is suspended:

          (i) if required by applicable law, file with the Commission a post-effective amendment to such Shelf Registration Statement or prepare and if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in such Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to such Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable. Notwithstanding the foregoing, the Company shall not be required to file more than one post-effective amendment to each Shelf Registration Statement or supplement to the related Prospectus during any thirty (30) day period;

          (ii) provide such Holder copies of any documents filed pursuant to
               Section 2(d)(i); and

         (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i).

Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the time such Shelf Registration Statement was declared effective) shall be named as a selling securityholder in such Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d).

     (e) If any of the following events (any such event a "Registration Default") shall occur (notwithstanding the Company's compliance with the provisions of this Agreement, including this Section 2), then additional interest (the "Additional Interest") shall become payable by the Company to Holders in respect of the Registrable Securities and Underlying Securities as follows:

          (i) if (notwithstanding the Company's compliance with the provisions of this Agreement, including this Section 2) a Shelf Registration Statement is not filed with the Commission within 30 days following the relevant Closing Date, then commencing on the 31st day after such Closing Date, Additional Interest shall accrue on the Penalty Principal Amount of such securities at a rate of 0.25% per annum for the first 60 days following such 31st day and at a rate of 0.5% per annum thereafter;

          (ii) if (notwithstanding the Company's compliance with the provisions of this Agreement, including this Section 2) a Shelf Registration Statement is not declared effective by the Commission within 90 days following the relevant Closing Date, then commencing on the 91st day after such Closing Date, Additional Interest shall accrue on the Penalty Principal Amount of such securities at a rate of 0.25% per annum for the first 90 days following such 91st day and at a rate of 0.5% per annum thereafter;

         (iii) if the Company has failed to perform its obligations set forth in Section 2(d) hereof with respect to a Holder within the time periods required therein, then commencing on the first day after the date by which the Company was required to perform such obligations, Additional Interest shall accrue on the Penalty Principal Amount of such securities of such Holder at a rate of 0.25% per annum for the first 60 days and at a rate of 0.5% per annum thereafter;

          (iv) if the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective at any time during the relevant Effective Period (other than pursuant to Section 3(b) hereof), then commencing on the day such Shelf Registration Statement ceases to be effective, Additional Interest shall accrue on the Penalty Principal Amount of such securities at a rate of 0.25% per annum for the first 60 days following such date on which the Shelf Registration Statement ceases to be effective and at a rate of 0.5% per annum thereafter;

          (v) if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(b) hereof, then commencing on the day the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period (and again on the first day of any subsequent Deferral Period during such period), Additional Interest shall accrue on the Penalty Principal Amount of such securities at a rate of 0.25% per annum for the first 60 days and at a rate of 0.5% per annum thereafter;

          (vi) if pursuant to Section 2(f), the Company has not filed a registration statement upon the request of holders of excluded Registrable Securities, within 30 days following the receipt of such request, then commencing on the 31st day after such request, Additional Interest shall accrue on the Penalty Principal Amount of all then excluded Registrable Securities under Section 2(f) at a rate of 0.25% per annum for the first 60 days following such 31st day and at a rate of 0.5% per annum thereafter; or

          (vii) if pursuant to Section 2(f), the registration statement requested by the holders of excluded Registrable Securities is not declared effective by the Commission within 90 days following the date that a registration statement was requested by holders of excluded Registrable Securities pursuant to Section 2(f), then commencing on the 91st day after such request, Additional Interest shall accrue on the Penalty Principal Amount of all then excluded Registrable Securities under Section 2(f) at a rate of 0.25% per annum for the first 90 days following such 91st day and at a rate of 0.5% per annum thereafter;

     (f) The Company shall be entitled to exclude from the relevant Shelf Registration Statement such Registrable Securities as the Company and its securities counsel reasonably determine (in consultation with the Investors and their securities counsel) is required for the offering to qualify as a secondary (rather than a primary) offering pursuant to Rule 415 under the Securities Act in response to comments from the staff of the SEC after the Company and its securities counsel have used their reasonable best efforts to address the staff's comments. To the extent any Registrable Securities are so excluded, no Additional Interest (other than as set forth in Section 2(e)(vi) and (vii)) or other penalty will apply to such excluded Registrable Securities, and the Company agrees to use its reasonable best efforts to register such excluded Registrable Securities in accordance with this Section 2 promptly when eligible to do so under applicable federal securities laws, rules, regulations and policies, as the Company and its securities counsel reasonably determine (in consultation with the Investors and their securities counsel). Notwithstanding the foregoing, if the Company shall at any time receive a written request from the Holders of excluded Registrable Securities with an anticipated aggregate offering price of at least $5,000,000 that have not been registered, the Company shall within 30 days of such request file a registration statement under the Securities Act covering the registration of such excluded Registrable Securities. The Company shall also within 10 days of the receipt of such request give written notice of such request to all Holders of excluded Registrable Securities and shall use its reasonable best efforts to effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all excluded Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company;

provided, however, that the Additional Interest rate on such securities shall not exceed in the aggregate 0.5% per annum and shall not be payable under more than one clause above for any given period of time, except that if Additional Interest would be payable under more than one clause above, but at a rate of 0.25% per annum under one clause and at a rate of 0.5% per annum under the other, then the Additional Interest rate shall be the higher rate of 0.5% per annum. Following the cure of all Registration Defaults requiring the payment of Additional Interest to the Holders pursuant to this Section or upon the termination of certain transfer restrictions on the Securities with respect to a particular Holder because such Holder is able to sell all of its Securities in a single transaction at one time pursuant to Rule 144 or any successor provision, the accrual of Additional Interest will cease with respect to that Holder (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Additional Interest).

          Additional Interest on such securities, if any, will be payable in cash on March 15 and September 15 of each year (the "Additional Interest Payment Date") to holders of record of such securities at the close of business on March 1 or September 1, as the case may be, immediately preceding the relevant interest payment date; provided that in the case of an event of the type described in clause (iii) above, such Additional Interest shall be paid only to the Holders that have delivered Notice and Questionnaires that caused the Company to incur the obligations set forth in Section 2(d) the non-performance of which is the basis of such Registration Default; provided further that any Additional Interest accrued with respect to such securities or portion thereof put for repurchase on a repurchase date or exchanged for Common Shares or Junior Preferred Shares on an exchange date prior to the Registration Default shall, in any such event, be paid instead to the Holder who submitted such Notes or portion thereof for repurchase or exchange on the applicable repurchase date or exchange date, as the case may be, on such date (or promptly following the exchange date, in the case of exchange).

          The Company shall notify the Trustee immediately upon the happening of each and every Registration Default. The Trustee shall be entitled, on behalf of the Holders, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which additional monetary amounts are expressly provided shall be as set forth in this Section 2. Nothing shall preclude a Holder or Notice Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     3.   Registration Procedures.

          The following provisions shall apply to a Shelf Registration Statement filed pursuant to Section 2:

     (a)  The Company shall:

          (i) prepare and file with the Commission a registration statement with respect to the shelf registration on any form which may be utilized by the Company and which shall permit the disposition of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended method or methods thereof, as specified in writing by the Holders, and use its reasonable efforts to cause such registration statement to become effective in accordance with Section 2(a) or Section 2(b) above;

          (ii) before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the Commission, furnish to the Investors copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the Commission such comments as the Investors reasonably shall propose within three (3) Business Days of the delivery of such copies to the Investors;

         (iii) subject to Section 3(b), use its reasonable efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement and file with the Commission any other required document as may be necessary to keep such Shelf Registration Statement continuously effective until the expiration of the relevant Effective Period; cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the relevant Effective Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented;

          (iv) promptly notify the Notice Holders that have requested or received copies of the Prospectus included in such Shelf Registration Statement (A) when such Shelf Registration Statement or the Prospectus included therein or any amendment or supplement to the Prospectus or post-effective amendment has been filed with the Commission, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request, following the effectiveness of the Shelf Registration Statement, by the Commission or any other Federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or written threat of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose,
               (E) of the occurrence of (but not the nature of or details concerning) any event or the existence of any fact (a "Material Event") as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that no notice by the Company shall be required pursuant to this clause (E) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Shelf Registration Statement, which, in either case, contains the requisite information with respect to such Material Event that results in such Shelf Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading), (F) of the determination by the Company that a post-effective amendment to the Shelf Registration Statement (other than for the purpose of naming a Notice Holder as a selling securityholder therein) will be filed with the Commission, which notice may, at the discretion of the Company (or as required pursuant to Section 3(b)), state that it constitutes a Deferral Notice, in which event the provisions of
               Section 3(b) shall apply or (G) at any time when a Prospectus is required to be delivered under the Securities Act, that the Shelf Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder;

          (v) prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable efforts to register or qualify, or cooperate with the Notice Holders of Securities included therein and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Notice Holders reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, subject to Section 3(b), use its reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the relevant Effective Period in connection with such Notice Holder's offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject;

          (vi) use its reasonable efforts to prevent the issuance of, and if issued, to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto, and to lift any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest practicable date;

         (vii) upon reasonable notice, for a reasonable period prior to the filing of the Shelf Registration Statement, and throughout the relevant Effective Period, (i) make reasonably available for inspection by a representative of, and Special Counsel acting for, Majority Holders of the Registrable Securities being sold and any underwriter (and its counsel) participating in any disposition of Registrable Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, (ii) use reasonable efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter in connection with such Shelf Registration Statement, (iii) use reasonable efforts to have its officers, directors, employees, accountants and counsel participate in meetings, presentations, road shows, due diligence sessions, drafting sessions and sessions with rating agencies and (iv) use reasonable efforts to have its officers, directors, employees, accountants and counsel assist with the preparation of financial information and other materials for road show presentations, offering documents, prospectuses, business projections and similar documents required in connection with the offering of any Registrable Securities under the Shelf Registration Statement and provide all representation letters and other materials reasonably requested by its independent accountants for the inclusion therein of financial information;

        (viii) if requested by Majority Holders of the Registrable Securities being sold, its Special Counsel or the managing underwriters (if any) in connection with an underwritten offering under such Shelf Registration Statement, use its reasonable efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Registrable Securities in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by the Majority Holders of the Registrable Securities being sold, their Special Counsel or the managing underwriters (if any), (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72 and (iv) its independent public accountants to provide consent to use audit reports;

          (ix) if reasonably requested by the Investors or any Notice Holder, promptly incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Investors or such Notice Holder shall, on the basis of a written opinion of nationally-recognized counsel experienced in such matters, determine to be required to be included therein by applicable law and make any required filings of such prospectus supplement or such post-effective amendment; provided, that the Company shall not be required to take any actions under this
               Section 3(a)(ix) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

          (x) promptly furnish to each Notice Holder and the Investors, upon their request and without charge, at least one (1) conformed copy of the Shelf Registration Statement and any amendments thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits; provided, however, that the Company shall have no obligation to deliver to Notice Holders or the Investors a copy of any amendment consisting exclusively of an Exchange Act report or other Exchange Act filing otherwise publicly available on the Company's website;

          (xi) during the Effective Period, deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to the Shelf Registration Statement, upon their request and without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein; and

         (xii) cooperate with the Notice Holders of Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing at least two business days prior to sales of Registrable Securities pursuant to such Shelf Registration Statement.

     (b) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under
          Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any Material Event as a result of which the Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, the Company will (i) in the case of clause (B) above, subject to the third sentence of this provision, as promptly as practicable prepare and file a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Shelf Registration Statement, subject to the third sentence of this provision, use reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Notice Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice"). Upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate; provided that the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the "Deferral Period"), without the Company incurring any obligation to pay Additional Interest pursuant to
          Section 2(e), shall not exceed sixty (60) days in any fiscal quarter or one hundred and five (105) days in the aggregate in any twelve (12) month period.

     (c) Each Holder of Registrable Securities agrees that upon receipt of any Deferral Notice from the Company, such Holder shall forthwith discontinue (and cause any placement or sales agent or underwriters acting on their behalf to discontinue) the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Holder (i) shall have received copies of such amended or supplemented Prospectus and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice or (ii) shall have received notice from the Company that the disposition of Registrable Securities pursuant to the Shelf Registration may continue.

     (d) The Company may require each Holder seeking to sell Registrable Securities pursuant to a Shelf Registration Statement to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act or other applicable law. Each such Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Holder or such Holder's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) The Company shall comply with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than (i) 40 days after the end of any 12-month period (or 60 days after the end of any 12-month period if such period is a fiscal year) if the Company is at such time an "accelerated filer" and (ii) 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) if the Company is not an "accelerated filer" commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

     (f) The Company shall provide a CUSIP number for all Registrable Securities covered by the Shelf Registration Statement not later than the effective date of such Shelf Registration Statement and provide the transfer agent for the Common Shares with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

     (g) The Company shall use its reasonable efforts to provide such information as is required for any filings required to be made with FINRA.

     (h) Until the expiration of the relevant Effectiveness Period, the Company will not, and will use commercially reasonable efforts to not permit any of its "affiliates" (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

     (i) The Company shall enter into such customary agreements and take all such other necessary and lawful actions in connection therewith (including those requested by the Majority Holders of the Registrable Securities being sold) in order to expedite or facilitate disposition of such Registrable Securities.

     4.   Piggyback Registrations.

     (a) The Company shall notify all Holders of Registrable Securities and Underlying Securites in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting an underwritten primary public offering by the Company of Common Shares (excluding registration statements relating to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities (including Registrable Securities issuable upon exchange or conversion of Underlying Securities) then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of such Registrable Securities held by such Holder shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities (including Registrable Securities issuable upon exchange or conversion of Underlying Securities) in any such registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to such offerings of its securities, all upon the terms and conditions set forth herein.

     (b) In the event the Company gives notice under this Section 4, the right of any Holder's Registrable Securities to be included in a registration statement pursuant to this Section 4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second, to Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the number of Registrable Securities each such Holder has requested to be included in the registration; provided however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below the lesser of (i) twenty-five (25%) of the total number of Registrable Securities requested to be included in the registration and (ii) 50% of the total number of shares to be included in the registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice, given in accordance with Section 10(b) hereof, to the Company and the underwriter, delivered at least twenty (20) days prior to the effective date of the registration statement; provided, however, the foregoing 20 day deadline shall not apply if at the time of such withdrawal, the withdrawing Holder has learned of a material adverse change in the condition, business or prospects of the Company not known to the Holder at the time of its request for such registration and has withdrawn its request for registration with reasonable promptness after learning of such material adverse change. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any such holder that is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such holder, or the estates and family members of any such partners and retired partners, members and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "holder," and any pro rata reduction with respect to such "holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "holder," as defined in this sentence.

     5.   Holder's Obligations.

          Each Holder agrees, by acquisition of the Securities, that no Holder shall be entitled to sell any Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in a Shelf Registration Statement under applicable law or pursuant to Commission comments. Each Holder further agrees not to sell any Registrable Securities pursuant to a Shelf Registration Statement without delivering, or causing to be delivered, a Prospectus to the purchaser thereof and, following termination of the relevant Effective Period, to notify the Company, within 10 Business Days of a request by the Company, of the amount of Registrable Securities sold pursuant to such Shelf Registration Statement and, in the absence of a response, the Company may assume that all of the Holder's Registrable Securities were so sold.

     6.   Registration Expenses.

          The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to,
(a) all Commission and any FINRA registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and Blue Sky laws referred to in
Section 3(a)(v) hereof, including reasonable fees and disbursements of one counsel for the placement agent or underwriters, if any, in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Shelf Registration Statements, the related Prospectuses, each amendment or supplement to each of the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (d) fees and expenses of the transfer agent for the Common Shares, (e) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any reports required by the Securities Act or the rules and regulations thereunder to be included or incorporated by reference in the Shelf Registration Statements or "cold comfort" letters required by or incident to such performance and compliance) and (f) reasonable fees, disbursements and expenses of one counsel for the Holders retained in connection with each Shelf Registration Statement, as selected by the Company (unless reasonably objected to by the Majority Holders of the Registrable Securities being registered, in which case the Majority Holders shall select one such counsel for the Holders) ("Special Counsel"), and fees, expenses and disbursements of any other Persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Holder or any underwriter or placement agent therefor, the Company shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a documented request therefor. Notwithstanding the foregoing, the Holders of the Registrable Securities being registered shall pay all underwriting discounts and commissions and placement agent fees and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the counsel and experts specifically referred to above.

     7.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Holder (including, without limitation, the Investors), the directors, officers, employees and Affiliates of the Investors and each person who controls such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission from any such document, in reliance upon and in conformity with written information provided by a Holder in its most recent Notice and Questionnaire; provided further, that with respect to any untrue statement or omission of material fact from any related preliminary prospectus, the indemnity agreement contained in this
          Section 7(a) shall not inure to the benefit of any Holder from whom the Person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance that (y) the untrue statement or omission of a material fact from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final Prospectus was a result of non-compliance by the Company with
          Section 3 and (z) there was not sent or given to such Person, at or prior to the written confirmation of the sale of such securities to such Person, a copy of the final prospectus. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

     (b) Each Holder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which the Company may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any information furnished to the Company by such Holder in its most recent Notice and Questionnaire, and agrees to reimburse the Company, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action provided, however, that no such Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph
          (a) or (b). If any action shall be brought against an indemnified party and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or
          (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (d) The provisions of this Section 7 and Section 8 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company, or any of the indemnified Persons referred to in this Section 7 and Section 8, and shall survive the sale by a Holder of Registrable Securities covered by the Shelf Registration Statements.

     8.   Contribution.

          If the indemnification provided for in Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of the Securities, on the one hand, and a Holder with respect to the sale by such Holder of Registrable Securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and such Holder on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Registrable Securities (excluding discounts and commissions, but before deducting expenses) received by or on behalf of the Company, on the one hand, and the total net proceeds (excluding discounts and commissions, but before deducting expenses) received by such Holder upon a resale of the Registrable Securities, on the other, bear to the total gross proceeds from the sale all Registrable Securities pursuant to the Shelf Registration Statement in the offering of the Registrable Securities from which the contribution claim arises. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company on the one hand or to any information contained in the relevant Notice and Questionnaire supplied by such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 8, an indemnifying party that is a Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9.   Rule 144A and Rule 144.

          So long as any Underlying Securities or Registrable Securities remain outstanding, the Company shall use its reasonable efforts to file the reports required to be filed by it under Rule 144A(d)(4) under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder, make publicly available other information so long as necessary to permit sales of such Holder's Securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     10.  Miscellaneous.

     (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate amount of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement.

     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (1) If to the Company, initially at the address set forth in the Master Investment Agreements;

          (2) If to the Investors, initially at the respective addresses set forth in the Master Investment Agreements; and

          (3) If to a Holder, to the address of such Holder set forth in the security register, the Notice and Questionnaire or other records of the Company.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

     (c) Successors and Assigns. This Agreement shall be binding upon the Company and each of its successors and assigns.

     (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (h) Remedies. In the event of a breach by the Company or by any Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company of its obligations under Section 3 hereof for which Additional Interest have been paid pursuant to Section 2 hereof), will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (i) No Inconsistent Agreements. Except pursuant to the agreements listed on Schedule 1, the Company represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the Company is a party, or by which it is bound, requiring the Company to include any securities of the Company with the Securities registered pursuant to any registration statement and (iii) without limiting the generality of the foregoing, without the written consent of the Majority Holders, it shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

     (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Registrable Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration Statement other than Registrable Securities.

     (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (l) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder, any director, officer or partner of such Holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Underlying Securities and the Registrable Securities pursuant to the Master Investment Agreements, EchoStar Spectrum Agreement and Harbinger Spectrum Contribution Agreement and the transfer and registration of Underlying or Registrable Securities by such Holder.

     (m) Securities Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                             SIGNATURE PAGE FOLLOWS

          IN WITNESS WHEREOF, the parties have executed this agreement as of the date first written above.

                                        Very truly yours,


                                        TerreStar Corporation

                                        By: ___________________________________
                                        Name:
                                        Title:


                                        EchoStar Corporation

                                        By: ___________________________________
                                        Name:
                                        Title:


                                        Harbinger Capital Partners Master
                                        Fund I, Ltd.
                                        By: Harbinger Capital Partners Offshore
                                        Manager, L.L.C., as investment manager

                                        By: ___________________________________
                                        Name:
                                        Title:


                                        Harbinger Capital Partners Special
                                        Situations Fund, L.P.
                                        By: Harbinger Capital Partners Special
                                        Situations GP, LLC, as general partner

                                        By: ___________________________________
                                        Name:
                                        Title:

              [Signature page to the Registration Rights Agreement]

                                     Annex A

             Form of Selling Securityholder Notice and Questionnaire

                                     NOTICE

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

     If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under the Registration Rights Agreement.

                                  QUESTIONNAIRE

     Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

          1. Your Identity and Background as the Beneficial Owner of the Registrable Securities.

(a)  Your full legal name:

________________________________________________________________________________

(b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address: _______________________________________________________________________

________________________________________________________________________________

Telephone No.: _________________________________________________________________

Fax No.: _______________________________________________________________________

(c)  Are you a broker-dealer registered pursuant to Section 15 of the Exchange
     Act?

|_| Yes.

|_| No.

(d) If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

|_| Yes.

|_| No.

For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer includes any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

(e) Full legal name of person through which you hold the Registrable Securities, if applicable -- (i.e., name of your broker, if applicable, or the DTC participant, if applicable, through which your Registrable Securities are held):

Name of Broker: ________________________________________________________________

DTC No.: _______________________________________________________________________

Contact person: ________________________________________________________________

Telephone No.: _________________________________________________________________

          2. Your Relationship with the Company.

(a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

|_| Yes.

|_| No.

(b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

          3. Your Interest in the Registrable Securities.

(a) State the type and amount of Registrable Securities beneficially owned by you:

________________________________________________________________________________

(b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of the Company?

|_| Yes.

|_| No.

(c) If your answer to Item 3(b) above is yes, state the type and the aggregate amount of such other securities of the Company beneficially owned by you:

Type: __________________________________________________________________________

Aggregate amount: ______________________________________________________________

          4. Nature of your Beneficial Ownership.

(a) Check if the beneficial owner set forth in your response to Item 1(a) is any of the below:

     (i) A reporting company under the Exchange Act. ?

     (ii) A majority owned subsidiary of a reporting company under the Exchange Act. ?

     (iii) A registered investment fund under the 1940 Act. ?

(b) If the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is a limited partnership, state the names of the general partners of such limited partnership:

________________________________________________________________________________

________________________________________________________________________________

     (i) With respect to each general partner listed in Item 4(b) above who is not a natural person and is not publicly-held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

________________________________________________________________________________

________________________________________________________________________________

(c) Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly-held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly-held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly-held entity.

     (i) (A) Full legal name of Controlling Entity(ies) or natural person(s) who have sole or shared voting or dispositive power over the Registrable Securities:

________________________________________________________________________________

________________________________________________________________________________

     (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address: _______________________________________________________________________

Telephone No.: _________________________________________________________________

Fax No.: _______________________________________________________________________

(C) Name of shareholders: ______________________________________________________

(ii) (A) Full legal name of Controlling Entity(ies):

________________________________________________________________________________

     (B) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address: _______________________________________________________________________

________________________________________________________________________________

Telephone No.: _________________________________________________________________

________________________________________________________________________________

Fax No.: _______________________________________________________________________

________________________________________________________________________________

(iii) Name of shareholders:

________________________________________________________________________________

________________________________________________________________________________

     By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

     This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York, without giving effect to rules governing the conflict of laws.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                        NAME OF BENEFICIAL OWNER:


                                             _____________________(Please Print)

                                        Signature: _____________________________

                                        Date: __________________________________

               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO TERRESTAR CORPORATION AS FOLLOWS:

TerreStar Corporation
12010 Sunset Hills Road, 6th Floor
Reston, VA 20190
Attention: Jeffrey Epstein
Tel: (703) 483-7806
Fax: (703) 483-7973